                                                                       EXHIBIT 1
                                    Ownership

Ernest H. Cockrell

                  (a) Amount Beneficially Owned: 1,261,249

                  (b) Percent of Class: 19.9%

                  (c) Number of shares as to which such person has:

                           (i) sole power to vote or to direct the vote:
                                             1,261,249

                           (ii) shared power to vote or to direct the vote:

                                             0

                           (iii) sole power to dispose or to direct the
                                 disposition of:
                                             1,261,249

                           (iv) shared power to dispose or to direct the
                                disposition of:

Texas Production Company


                  (a) Amount Beneficially Owned: 1,261,249

                  (b) Percent of Class: 19.9%

                  (c) Number of shares as to which such person has:

                           (i)    sole power to vote or to direct the vote:
                                        1,261,249

                           (ii)   shared power to vote or to direct the vote:
                                        0

                           (iii) sole power to dispose or to direct the disposition of:
                                        1,261,249

                           (iv) shared power to dispose or to direct the disposition of:
                                        0

Cockrell Investment Partners, L.P.

                  (a) Amount Beneficially Owned: 1,124,849

                  (b) Percent of Class: 17.8%

                  (c) Number of shares as to which such person has:

                           (i)    sole power to vote or to direct the vote:
                                        1,124,849

                           (ii)   shared power to vote or to direct the vote:
                                        0

                           (iii) sole power to dispose or to direct the disposition of:
                                        1,124,849

                           (iv) shared power to dispose or to direct the disposition of:
                                        0

Cockrell Equity Partners, L.P.

                  (a) Amount Beneficially Owned: 136,400

                  (b) Percent of Class: 2.2%

                  (c) Number of shares as to which such person has:

                           (i)    sole power to vote or to direct the vote:
                                        136,400

                           (ii)   shared power to vote or to direct the vote:
                                        0

                           (iii) sole power to dispose or to direct the disposition of:

                                        136,400

                           (iv) shared power to dispose or to direct the disposition of:
                                        0